Exhibit 10.11

                         [Coffee Holding Co. Letterhead]

                                 August 12, 1999

Shurfine
2 Manheim Road
Northlake, IL  60164
Attn: Jim Curtis

Dear Jim:

      Coffee Holding Company is pleased to offer Shurfine the following Private Label Coffee Program for your approval. This program is based on a two (2) year minimum commitment by Shurfine to exclusively buy all their private label ground coffee from us. As a part of this program, we will co-ship our ground coffee products with the instant products from North American Fine Foods to give Shurfine's customers a complete private label coffee program at the best possible prices.

      The following program is based on a two (2) year minimum commitment by Shurfine to ourselves. For this commitment, we offer Shurfine the following incentives.

o     $|_| up front money

o $|_|/case accrual for every case, purchased by Shurfine between 90% and 100% of last years volume.

o Additional $|_|/case accrual at end of year one (1) for each case purchased at |_|% above last year's total case sales.

o Additional $|_|/case accrual for any increase of |_|% vs. last years total case sales.

Total incentive package:

      $|_| per case x |_| cases x 2 years
      = $|_|
      + $|_| (up front money)
      -----------
      $|_| or $|_|/case (based on last year's sales figures)

      The following pricing schedule is delivered to any of your members across the United States:

ITEM
Shurfine French                                            $|_|       $|_|
Shurfine Colombian                                         $|_|       $|_|
Price Savers Brick 11.5 oz.                                $|_|       $|_|
Savers Choice Brick 11.5 oz.                               $|_|       $|_|
Price Savers 34.5 oz.                                      $|_|       $|_|
Savers Choice 34.5 oz.                                     $|_|       $|_|
Price Savers Decafe Brick 11.5 oz.                         $|_|       $|_|
Savers Choice Decafe can 11.5 oz.                          $|_|       $|_|
Shurfine 13 oz. can                                        $|_|       $|_|
Shurfine Decafe can 13 oz.                                 $|_|       $|_|
Shurfine can 26 oz.                                        $|_|       $|_|
Shurfine Decafe can 26 oz.                                 $|_|       $|_|
Shurfine can 39 oz.                                        $|_|       $|_|
Shurfine Brick 13 oz.                                      $|_|       $|_|
Shurfine Decafe Brick 13 oz.                               $|_|       $|_|
Shurfine Dark Roast Brick 13 oz.                           $|_|       $|_|
Shurfine Medium Roast Brick 13 oz.                         $|_|       $|_|
Shurfine can 34.5 oz.                                      $|_|       $|_|

Prices are LTL of 300-500 combined cases minimum
501-999 drop $|_|/case
1,000 + drop $|_|/case
Terms: |_|% 30, Net 31

      Jim, I believe this is a winning program that will increase Shurfine's Private Label Coffee sales for many years. In addition these increases will be permanent as opposed to temporary. If you agree to all the terms and conditions of this program please sign below.

      Looking forward to continued long term mutual success between our companies for the next several years.

Name: /s/ James Curtis           ;          Name: /s/ Andrew Gordon
      ------------------------                    ------------------------
Title:                                            Title: President
      ------------------------                    Coffee Holding Company, Inc.
Shurfine International

                                        Regards,

                                        /s/ Andrew Gordon

                                        Andrew Gordon, President
                                        Coffee Holding Company, Inc.

                                 January 9, 2001

Shurfine International
2100 N. Manheim Road
Northlake, IL 60164
Attn: Ryan Sullivan

Dear Ryan:

      As per our original two (2) year contract, we have revised your second year pricing as follows:

Item                                                 Price/Case     Price Unit
Shurfine French                                        $|_|            $|_|
Shurfine Colombian                                     $|_|            $|_|
Price Savers Brick 11.5 oz.                            $|_|            $|_|
Savers Choice Brick 11.5 oz.                           $|_|            $|_|
Price Savers 34.5 oz.                                  $|_|            $|_|
Savers Choice 34.5 oz.                                 $|_|            $|_|
Price Savers Decafe Brick 11.5 oz.                     $|_|            $|_|
Savers Choice Decafe can 11.5 oz.                      $|_|            $|_|
Shurfine 13 oz. can                                    $|_|            $|_|
Shurfine Decafe can 13 oz.                             $|_|            $|_|
Shurfine can 26 oz.                                    $|_|            $|_|
Shurfine Decafe can 26 oz.                             $|_|            $|_|
Shurfine can 39 oz.                                    $|_|            $|_|
Shurfine Brick 13 oz.                                  $|_|            $|_|
Shurfine Decafe Brick 13 oz.                           $|_|            $|_|
Shurfine Dark Roast Brick 13 oz.                       $|_|            $|_|
Shurfine Medium Roast Brick 13 oz.                     $|_|            $|_|
Shurfine can 34.5 oz.                                  $|_|            $|_|
Shurfine "Lite" Brick 12 oz.

      The above pricing is effective for all order effective February 1st. All other terms and provisions remain in place.

      We look forward to a continued long term mutually successful relationship with yourself and Shurfine.

                                        Very truly yours,

                                        /s/ Andrew Gordon

                                        Andrew Gordon, President
                                        Coffee Holding Company, Inc.